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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 2004

                                 VitalWorks Inc.
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             (Exact name of registrant as specified in its charter)

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
           Delaware                        000-25311             59-2248411
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
(State or other jurisdiction of           (Commission          (IRS Employer
        incorporation)                    File Number)       Identification No.)
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
 239 Ethan Allen Highway, Ridgefield, CT                   06877
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
 (Address of principal executive offices)                (Zip Code)
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        Registrant's telephone number, including area code: 203-894-1300

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 1, 2004, VitalWorks Inc. (the "Company" or "VitalWorks") entered into an employment agreement (the "Agreement") with Joseph D. Hill defining the terms of his employment with VitalWorks as Chief Financial Officer and Vice President. The information set forth in Item 5.02 of this Current
Report on Form 8-K is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(b)      Effective September 30, 2004, Michael A. Manto ceased to be the
Company's Executive Vice President and Chief Financial Officer. Mr. Manto continues to serve as a member of the Company's Board of Directors.

(c)      Effective October 1, 2004, Joseph D. Hill became the Company's Chief
Financial Officer and Vice President. Prior to this, Mr. Hill, age 42, served as
Vice President and Chief Financial Officer of Dirig Software, an application performance management solutions provider based in Nashua, New Hampshire, from April 2003 until March 2004. In February 2004, Dirig Software was acquired by
Allen Systems Group of Naples, Florida. From August 2000 until June 2002, Mr.
Hill served as Vice President and Chief Financial Officer of Maconomy
Corporation, a web-based business management solutions provider with headquarters in Copenhagen, Denmark and Marlborough, Massachusetts. Prior to joining Maconomy, Mr. Hill was Vice President and Chief Financial Officer of
Datamedic Corp., a practice management and clinical software company specializing in ophthalmology and general medical practices. The Company acquired Datamedic in 1999.

         The Company entered into an employment agreement with Mr. Hill on October 1, 2004, the term of which now ends December 31, 2005. The Agreement provides for an annual base salary of $225,000.

         The Agreement provides for the grant of options to purchase 200,000 shares of the Company's common stock at fair market value on the grant date that vest in twelve equal quarterly installments beginning three months from the grant date. Upon termination of employment for non renewal, good reason or without cause, one half of all the unvested option shares on the termination date shall immediately fully vest and the right to exercise any and all vested option shares shall terminate on the earlier of one (1) year from termination or ten (10) years from the date of grant. All other unvested option shares shall be canceled. Upon a change in control, as defined in the Agreement, unvested stock options shall fully vest and the exercise period shall terminate on the earlier of two (2) years from termination or ten (10) years from the date of grant. Upon termination of employment by the Company for cause, as defined in the Agreement, or voluntary termination, as described in the Agreement, all unvested stock options shall be canceled. Upon termination of employment for any other reason including death or total and permanent disability, as defined in the Agreement, but excluding any termination by the Company without cause, for cause or voluntary termination, all unvested stock options shall immediately fully vest and the right to exercise any and all vested stock options shall terminate on the earlier of one (1) year from termination or ten (10) years from the date of grant. Upon

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voluntary termination, all vested stock options will continue for five (5) years from the date of termination.

         The Agreement also provides for the additional grant of options to purchase 250,000 shares of the Company's common stock at fair market value on the grant date that vest on the sixth anniversary of the grant date except as follows: subject to the attainment of an average stock price (defined as the average daily closing VitalWorks Inc. stock price on the NASDAQ National Market for the applicable calendar year) of $4.00 to $5.00 per share for the calendar year 2005, a percentage (determined by straight line interpolation) of 125,000 of the option shares will vest and become exercisable effective December 31, 2005 (if acceleration of all 125,000 shares is not earned in 2005, there will be a carry over to 2006 of any remaining unvested option shares). Subject to the attainment of an average stock price of $5.00 to $6.00 per share for the calendar year 2006, a percentage (determined by straight line interpolation) of the sum of (i) the option shares that remained unvested as of December 31, 2005 plus (ii) an additional 125,000 will vest and become exercisable effective
December 31, 2006. The option shares are subject to certain other vesting and exercise provisions. If there is a change in control on or before June 30, 2005, 25% of the option shares will immediately vest (62,500 option shares) and the remaining option shares shall terminate. If there is a change in control after June 30, 2005 but on or before December 31, 2005, 50% of the option shares will immediately vest (125,000 option shares) and the remaining option shares shall terminate. If there is a change in control on or after January 1, 2006, all of these option shares shall immediately vest. If the applicable goals are met before Mr. Hill is terminated for non renewal, good reason or without cause and the stock options vest as a result thereof, the exercise period for those options shall continue for two (2) years from the date of termination. Unvested stock options will not vest if termination for non renewal, good reason or without cause of Mr. Hill's employment occurs before or after the target measuring period and/or share goal period, and the applicable goals for the target measuring period and/or the share goal period are not met. While Mr. Hill is employed, all vested options will continue for ten (10) years from the date of grant. Upon termination for non renewal, good reason or without cause, all vested options shall expire five (5) years from the date of termination of employment, ninety (90) days for termination for cause, and two (2) years for voluntary termination, death or total and permanent disability. Upon Mr. Hill's voluntary termination, termination for cause, or death or total and permanent disability, the unvested portion of the option shares shall be canceled and unexercisable.

         In no event shall the exercise period for any of Mr. Hill's option shares extend beyond ten (10) years from the date of grant of such option.

         The Agreement provides for incentive compensation pursuant to a program established by the Compensation Committee of the Company's Board of Directors in the event that certain performance goals are met. This incentive compensation consists of (i) cash bonus payments of up to $80,000 in 2005 subject to certain performance goals and up to $100,000 in 2006 subject to the attainment of certain average stock price goals (as discussed below), and (ii) the acceleration of vesting for a certain percentage of the stock options granted pursuant to the Agreement.

         The Agreement includes a severance payment, upon the termination of employment by VitalWorks without cause or upon non-renewal of the Agreement, payable in accordance with the Company's normal payroll procedure, equal to one times the then-current annual base salary,

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payment of the cash bonus if the Company meets certain performance goals, and the payment of health insurance premiums for twelve months. The Agreement also includes a severance payment, payable in accordance with the Company's normal payroll procedure, equal to one and one-half times the then-current annual base salary and the payment of health insurance premiums for eighteen months in the event of a change in control of VitalWorks. The Agreement provides for an additional gross-up payment to be made to Mr. Hill in the event that, upon a change in control of VitalWorks, any payments to Mr. Hill would be subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended.
The Agreement contains certain non-compete, non-solicit and non-disclosure provisions to protect the Company's interests, and permits Mr. Hill to participate in the Company's employee benefit programs.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VITALWORKS INC.

                                      By:  /s/ Stephen Hicks
                                           ---------------------------------
                                           Name:  Stephen Hicks
                                           Title: Vice President and General
                                                  Counsel


Date:    October 6, 2004